SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant |X|

                 Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|x| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           AMBRA RESOURCES GROUP, INC.
                           ---------------------------
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
|_| Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         1) Amount previously paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

                           AMBRA RESOURCES GROUP, INC.
                          610 - 800 WEST PENDER STREET
                            VANCOUVER, CANADA V6C 2V6


NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

         A special meeting of stockholders of Ambra Resources Group, Inc., (the "Company") will be held at the Little America Hotel, 500 South Main Street, Salt Lake City, Utah 84101, on March 25, 2003, at 10:00 a.m., local time, for the following purposes:

         1. To amend our  Articles of  Incorporation  to change our name to Apex
         Resources  Group,   Inc.,   ("Apex")(or  other  such  name  as  may  be
         available);

         2. To amend our Articles of Incorporation to effect a reverse split of our outstanding common stock at an exchange ratio of one-for-twenty;

         3. To amend our Articles of Incorporation to provide that the provisions of Section 16-10a-1704 shall not apply to the Company, and that in lieu of 16-10a-1704, the Company adopt Section 16-10a-704 of the Utah Revised Business Corporation Act which permits corporations to take action by the written consent of fewer than all of the shareholders entitled to vote;

         4. To amend our Articles of Incorporation to provide that the provisions of Section 61, Chapter 6 of the Utah Code Annotated commonly known as the "Control Shares Acquisition Act" shall not apply to the Company;

         5. To elect directors to our Board of Directors. The directors will be elected to serve for a period of one year and until his successor is elected and qualified;

         6. To adopt the Apex Resources Group, Inc., 2003 Stock Option Plan for purposes of Sections 162(m) and 422 of the Internal Revenue Code;

         7. To ratify the selection of Andersen Andersen & Strong L.C., as independent auditors of the Company for the 2003 fiscal year;

         8. To ratify the actions of our officers and directors for the last fiscal year and for the period from the fiscal year end through the date of this special shareholder meeting; and

         9. To transact any other business as may properly come before the meeting or at any adjournment thereof.

         Our board of directors has fixed the close of business on February 15, 2003 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. Only stockholders of record at the close of business on February 15, 2003 will be entitled to notice of, and to vote at, the special


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

meeting of stockholders. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of 10 days prior to the meeting during regular business hours at our corporate headquarters, 610 - 800 West Pender Street, Vancouver, Canada V6C 2V6 .

         All of our stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the special meeting of stockholders, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.


                             YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                         By order of the board of directors,



                                         JOHN M. HICKEY
                                         President


March 3, 2003



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

                           AMBRA RESOURCES GROUP, INC.
                          610 - 800 WEST PENDER STREET
                            VANCOUVER, CANADA V6C 2V6


                                 PROXY STATEMENT

         GENERAL

         SOLICITATION OF PROXIES. This proxy statement is being furnished to the stockholders of Ambra Resources Group, Inc., a Utah corporation, in connection with the solicitation of proxies by our board of directors for use at our special meeting of stockholders to be held at 10:00 a.m., local time, on March 25, 2003, or at any adjournment thereof. A copy of the notice of meeting accompanies this proxy statement. It is anticipated that the mailing of this proxy statement will commence on or about March 5, 2003.

         COST OF SOLICITATION. We will bear the costs of soliciting proxies. In addition to the use of the mails, certain directors or officers of our company may solicit proxies by telephone, telegram, facsimile, cable or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of our Common Stock.

         OUTSTANDING VOTING SHARES. Only stockholders of record at the close of business on February 15, 2003, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date, we had 160,238,322 outstanding shares of Common Stock, par value $.001 per share, which are our only securities entitled to vote at the meeting, each share being entitled to one vote.

         VOTE REQUIRED FOR APPROVAL. Shares of Common Stock will vote with respect to each proposal. Under our Bylaws, Proposals 1, 2, 3, 4, 5, 6, 7, 8 and 9 each require the affirmative vote of a majority of the votes eligible to be voted by holders of shares represented at the Special Meeting in person or by proxy. With respect to Proposal 5 votes may be cast by a stockholder in favor of the nominee or withheld. With respect to Proposals 1, 2, 3, 4, 6, 7, 8 and 9, votes may be cast by a stockholder in favor or against the Proposals or a stockholder may elect to abstain. Since votes withheld and abstentions will be counted for quorum purposes and are deemed to be present for purposes of the respective proposals, they will have the same effect as a vote against each matter.

         Under the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee or in a similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting under the rules of any national securities exchange of which the broker is also a member. Broker abstentions or non-votes will be counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved

         VOTING YOUR PROXY. Proxies in the accompanying form, properly executed and received by us prior to the Special Meeting and not revoked, will be voted as directed. In the absence of direction from the stockholder, properly executed proxies received prior to the Special Meeting will be voted FOR Proposals 1, 2, 3, 4, 5, 6, 7, 8 and 9. You may revoke your proxy by giving written notice of revocation to our Secretary at any time before it is voted, by submitting a later-dated proxy or by attending the Special Meeting and voting your shares in person. Stockholders are urged to sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose.


                                  PROPOSAL ONE:

                   AMENDMENT TO OUR ARTICLES OF INCORPORATION
                    TO CHANGE THE NAME OF THE CORPORATION TO
                            APEX RESOURCES GROUP, INC

         You are being asked to vote upon an amendment to our Articles of Incorporation which would authorize our board of directors to Apex Resources Group, Inc., or such other name as may be available. If the name change is approved, it will become effective upon the filing of the amendment to our Articles of Incorporation with the Utah Secretary of State.

         VOTE REQUIRED

         The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the proposed amendment to our Articles of Incorporation to effect a change in the name of the corporation.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION CHANGING THE NAME OF THE CORPORATION TO APEX RESOURCES GROUP, INC.


                                  PROPOSAL TWO:

                   AMENDMENT TO OUR ARTICLES OF INCORPORATION
                  TO EFFECT A REVERSE SPLIT OF OUR COMMON STOCK

         You are being asked to vote upon an amendment to our Articles of Incorporation which would authorize our board of directors to effect a reverse split of all outstanding shares of our common stock at an exchange ratio of one-for-twenty.

         If the reverse stock split is approved, the number of issued and outstanding shares of common stock would be reduced in accordance with the exchange ratio for the reverse stock split. The par value of the common stock would remain unchanged at $.001 per share and the number of authorized shares of common stock would remain unchanged. The reverse stock split will become effective upon the filing of the amendment to our Articles of Incorporation with the Utah Secretary of State and upon commencement of trading of our stock under the new stock symbol which will be assigned by the NASD.

         REASONS FOR THE REVERSE STOCK SPLIT

         By reverse splitting our stock, we will significantly reduce the number of shares outstanding. We believe this reduction in issued and outstanding common shares will improve our marketability from a financial and public relations standpoint.

         POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

         The immediate effects of a reverse stock split will be to reduce the number of shares of common stock outstanding and to increase the trading price of our common stock. The effect of any reverse stock split upon the market price of our common stock, however, cannot be predicted. The history of reverse stock splits for companies in similar circumstances is varied. We cannot assure you that the trading price of our common stock after the reverse stock split will rise in exact proportion to the reduction in the number of shares of our common stock outstanding as a result of the reverse stock split. Also, as stated above, we cannot assure you that a reverse stock split will lead to a sustained increase in the trading price of our common stock, or improve the marketability of the Company. The trading price of our common stock may change due to a variety of other facts, including our operating results, other factors related to our business and general market conditions.

         The following table reflects the number of shares of common stock that would be outstanding as a result of the proposed reverse stock split, and the approximate percentage reduction in the number of outstanding shares, based on 160,238,322 shares of common stock outstanding as of the record date for the special meeting of stockholders:

Proposed Reverse           Percentage            Approximate Shares of
Stock Split Ratio          Reduction             Common Stock to be Outstanding
-----------------          ---------             ------------------------------

One-for-Twenty               95%                 8,011,916

         The resulting decrease in the number of shares of our common stock outstanding could potentially impact the liquidity of our common stock on the Over-the-Counter Bulletin Board, especially in the case of larger block trades.

         EFFECTS ON OWNERSHIP BY INDIVIDUAL STOCKHOLDERS

         If the common stock is reverse split, the number of shares held by each stockholder would be reduced by multiplying the number of shares held


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

immediately before the reverse stock split by the exchange ratio, and then rounding up to the nearest whole share. We will pay one whole share to each stockholder in lieu of any fractional interest in a share to which each stockholder would otherwise be entitled as a result of the reverse stock split, as described in further detail below. The reverse stock split will affect our common stock uniformly and will not affect any stockholder's percentage ownership interests in our company or proportionate voting power, except to the extent that interests in fractional shares would be paid in whole shares.

         EFFECT ON OPTIONS, WARRANTS AND OTHER SECURITIES

         In addition, all outstanding options, warrants and other securities entitling their holders to purchase shares of our common stock will be adjusted as a result of the reverse stock split, as required by the terms of these securities. In particular, the conversion ratio for each instrument would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument and based on the exchange ratio of the reverse stock split. Also, the number of shares reserved for issuance under our existing stock option and employee stock purchase plans would be reduced proportionally based on the exchange ratio of the reverse stock split. None of the rights currently accruing to holders of the common stock, options, warrants or other securities convertible into common stock would be affected by the reverse stock split.

         OTHER EFFECTS ON OUTSTANDING SHARES

         The rights and preferences of the outstanding shares of common stock will remain the same after the reverse stock split. Each share of common stock issued pursuant to the reverse stock split would be fully paid and nonassessable.

         The reverse stock split will result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.


         Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. As a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split would not affect the registration of the common stock under the Exchange Act.

         PROCEDURE FOR EFFECTING THE REVERSE STOCK SPLIT
             AND NAME CHANGE

         The reverse stock split and name change will be accomplished by filing the appropriate amendment to our Articles of Incorporation with the Utah Secretary of State. The reverse stock split will become effective upon the filing of the amendment to our Articles of Incorporation with the Utah Secretary of State and upon commencement of trading of our stock under the new stock symbol which will be assigned by the NASD. The name change will become effective upon the filing of the amendment to our Articles of Incorporation with the Utah Secretary of State.

         EXCHANGE OF STOCK CERTIFICATES

         Exchange of stock certificates is not required. As of the close of business on the effective date of the reverse stock split, each certificate representing shares of common stock outstanding immediately prior to the reverse stock split ("Old Common Stock") will be deemed, automatically and without any action on the part of individual stockholders, to represent one twentieth the number of shares of common stock on its face after the reverse stock split ("New Common Stock"), as set forth in the Amendment.

         It is the option of all holders of our issued and outstanding common stock after the effective date or the reverse stock split to exchange their old certificates, representing Old Common Stock, for new certificates representing New Common Stock. Our transfer agent, Atlas Stock Transfer, will act as exchange agent (the "Exchange Agent") for the purpose of implementing the exchange of certificates for any shareholders that desire to exchange certificates. However, until surrender, each certificate representing Old Common Stock will continue to be valid and will represent New Common Stock equal to one twenteith the number of shares of Old Common Stock.

         Stockholders who desire to exchange stock certificates will be required to bear all of the costs including a transfer fee or other fee in connection with the exchange of certificates. Any stockholder whose old certificate has been lost, destroyed or stolen will be entitled to issuance of a new certificate upon compliance with such requirements as the Exchange Agent and we customarily apply in connection with lost, stolen or destroyed certificates.

         FRACTIONAL SHARES

         We will not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split will be rounded up to the nearest whole share. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the exchange ratio will instead receive a whole share upon surrender to the exchange agent of the certificates and a properly completed and executed letter of transmittal.

         NO DISSENTERS' RIGHTS

         No dissenters' rights are available under the Utah Revised Business Corporation Act or under our Articles of Incorporation or bylaws to any stockholder who dissents from this proposal.

         ACCOUNTING CONSEQUENCES

         The par value of our common stock would remain unchanged at $.001 per share after the reverse stock split. Also, the capital account of the Company would remain unchanged, and the Company does not anticipate that any other accounting consequences will arise as a result of the reverse stock split.

         FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of material federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares are held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of the stockholder. Each stockholder is urged to consult with the stockholder's own tax advisor with respect to the consequences of the reverse stock split.

         No gain or loss should be recognized by a stockholder upon the stockholder's exchange of shares pursuant to the reverse stock split. The aggregate tax basis of the shares received in the reverse stock split, including any fraction of a share deemed to have been received, would be the same as the stockholder's aggregate tax basis in the shares exchanged. The stockholder's holding period for the shares would include the period during which the stockholder held the pre-split shares surrendered in the reverse stock split.

         Our beliefs regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the reverse stock split may as to each stockholder, depending upon the state in which he or she resides.

         VOTE REQUIRED

         The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the proposed amendment to our Articles of Incorporation to effect the reverse stock split of our outstanding common shares.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT THE PROPOSED REVERSE STOCK SPLIT.

                                 PROPOSAL THREE:

                  AMENDMENT TO OUR ARTICLE OF INCORPORATION TO
                   ADOPT THE PROVISIONS OF SECTION 16-10a-704
                  OF THE UTAH REVISED BUSINESS CORPORATION ACT

         You are being asked to approve a resolution of the board of directors to amend our Articles of Incorporation to provide that the provisions of Section 16-10a-1704 shall not apply to the Company, and that in lieu of 16-10a-1704, the Company adopt Section 16-10a-704 of the Utah Revised Business Corporation Act which permits corporations to take action by the written consent of fewer than all of the shareholders entitled to vote and which will be effective upon filing of such resolution in an Amendment to our Amended and Restated Articles of Incorporation.

         POTENTIAL EFFECTS OF ADOPTING 16-10a-704 IN LIEU OF 16-10a-1704

         Section 16-10a-704 provides that any action which may be taken at a meeting of shareholders, may be taken without a meeting and without prior written notice, if one or more, consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of shares that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted.

         Section 16-10a-704, however, is subject to the limitations of Section 16-10a-1704(4), which provides that any corporation formed prior to July 1, 1992, may only take action without a meeting upon written consent of all of the outstanding shares of the corporation entitled to vote on the matter.

         By approving the board of directors' resolution that Section 16-10a-1704 not apply to the Company, and that in lieu of Section 16-10a-1704, the Company adopt Section 16-10a-704, you are agreeing that rather than require written consent from all shareholders entitled to vote on an action, the Company may take any action requiring shareholder approval by way of written consent of the minimum number of shares entitled to vote on the matter in lieu of a shareholder meeting.

         We believe that adoption of Section 16-10a-704 in lieu of Section 16-10a-1704 will allow the Company to avail itself of the full advantages of the Utah Revised Business Corporation Act provided to corporations formed after July 1, 1992.

         Adoption of Section 16-10a-704, however, allows for the potential that a shareholder or group of shareholders holding a majority of the shares of the Company could take action through written consent without holding shareholders meetings.

         PROCEDURE FOR ADOPTING SECTION 16-10a-704 IN LIEU OF
             SECTION 16-10a-1704

         The adoption of Section 16-10a-704 of the Utah Revised Business Corporation Act in lieu of Section 16-10a-1704 will be accomplished by filing of an appropriate amendment to our Articles of Incorporation with the Utah Secretary of State. The adoption of Section 16-10a-704 will become effective on the date of the filing.

         VOTE REQUIRED

         The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the board of directors resolution that the provisions of Section 16-10a-1704 shall not apply to the Company, and that in lieu of 16-10a-1704, the Company adopt Section 16-10a-704 of the Utah Revised Business Corporation Act which permits corporations to take action by the written consent of fewer than all of the shareholders entitled to vote.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS APPROVE THE BOARD OF DIRECTORS RESOLUTION TO AMEND OUR ARTICLES OF INCORPORATION TO PROVIDE THAT THE PROVISIONS OF SECTION 16-10a-1704 SHALL NOT APPLY TO THE COMPANY, AND THAT IN LIEU OF SECTION 16-10a-1704, THE COMPANY ADOPT
         SECTION 16-10a-704 OF THE UTAH REVISED BUSINESS CORPORATION ACT.


                                 PROPOSAL FOUR:

              AMENDMENT TO OUR ARTICLES OF INCORPORATION TO PROVIDE
                  THAT THE UTAH CONTROL SHARES ACQUISITION ACT
                         SHALL NOT APPLY TO THE COMPANY

         You are being asked to approve a resolution of the board of directors to amend our Articles of Incorporation to provide that the provisions of Section 61, Chapter 6 of the Utah Code Annotated commonly known as the "Control Shares Acquisition Act" shall not apply to the Company.

         POTENTIAL EFFECTS OF OPTING OUT OF THE CONTROL SHARES
             ACQUISITION  ACT

         In 1968, Congress adopted federal legislation governing tender offers. Since then, most states have also adopted legislation regulating tender offers for domestic corporations or corporations with significant instate interests, based on the belief that such takeovers may damage local interests. Utah has adopted such legislation. It is found at Section 61, Chapter 6 of the Utah Code Annotated. Pursuant to Utah's legislation, shares acquired in a control share acquisition are stripped of their voting rights. These voting rights may only be restored by a resolution approved by a majority vote of the company's shareholders entitled to vote, or upon transfer of the shares to a person who is not affiliated with the tender offeror. Utah's Control Shares Acquisition Act is designed to delay a hostile tender offerors ultimate success until the takeover has been approved by the majority shareholders.

         Currently, we do not believe we are subject to the Utah Control Shares Acquisition Act. As we relocate to Utah and our operations grow, we may become subject to this Act. We would like to be in a position to take full advantage of opportunities which may become available in the future. As state takeover statutes such as this generally make takeover offers more difficult and costly, we believe it is in the best interest of the Company to opt out of the Utah Control Shares Acquisition Act in accordance with the provisions of that Act. Opting out of the Control Shares Acquisition Act, however, allows that a hostile party could acquire control of the Company without approval of a majority of our shareholders.

         PROCEDURE FOR OPTING OUT OF THE UTAH CONTROL SHARES
            ACQUISITION ACT

         In accordance with the provisions of the Act, opting out of the Utah Control Shares Acquisition Act will be accomplished by filing of an appropriate amendment to our Articles of Incorporation with the Utah Secretary of State. The amendment will become effective on the date of the filing.

         VOTE REQUIRED

         The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the board of directors resolution that the provisions of Utah Control Shares Acquisition Act shall not apply to the Company.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS APPROVE THE BOARD OF DIRECTORS RESOLUTION TO AMEND OUR ARTICLES OF INCORPORATION TO PROVIDE THAT THE PROVISIONS OF THE UTAH CONTROL SHARES ACQUISITION ACT SHALL NOT APPLY TO THE COMPANY.


                                 PROPOSAL FIVE:

                              ELECTION OF DIRECTORS

         The current Board of Directors contains four members. Following the election of directors held at the Special Meeting the Board of Directors will continue to consist of four members.

         The following persons, who are currently members of the board of directors, have been nominated as directors for one year and until his successor is chosen and qualified.

         John M. Hickey. From 1995 to present Mr. Hickey has worked for the Company. Mr. Hickey began with Ambra Resources as the General Manager. In 1996, he became the President and a director of Ambra Resources. Mr. Hickey is primarily responsible for the day to day operations of Ambra Resources. Mr. Hickey is also President and a director of Office Managers, Inc. Mr. Hickey is 60 years old.

         John R. Rask. Since the early 1980's Mr. Rask has been owner and operator of Ray's Income Tax Service, a company which specialized in bookkeeping and the preparation of income tax returns. Mr. Rask has also served as the Secretary and a director of Ambra Resources Group, Inc., since 1996. Mr. Rask is also an officer and director of Office Managers, Inc. Mr. Rask is 51 years old.

         Charles Yourshaw. Mr. Yourshaw has been a construction management engineer for more than 25 years. He has been the President of Yourshaw Engineering, Inc., a construction management firm, since 1985. As president he is primarily responsible for the day to day operations of Yourshaw Engineering. Mr. Yourshaw received a graduate degree in Civil Engineering from Penn State University in 1969. Mr. Yourshaw is 59 years old.

         Kelly Bowman, M.D. Since receiving an M.D. degree from East Carolina University Medical School, Dr. Bowman has practiced emergency medicine. He currently practices at Health Central Hospital in Ocoee, Florida, where he has practiced since 1998. From 1995 to 1998, Dr. Bowman practiced at Florida Hospital in Orlando, Florida. Dr. Bowman also has a degree in Industrial Engineering from North Carolina State University, which he earned in 1989. Dr. Bowman is 37 years old.

         Management does not expect that any nominee will become unavailable for election as a director, but, if for any reason that should occur prior to the Special Meeting, the person named in the proxy will vote for such substitute nominee, if any, as may be recommended by Management.

         There were no material transactions between our company and any of our officers, directors or the nominees for election as director, any stockholder holding more than 5% of our common stock or any relative or spouse of any of the foregoing persons.

         VOTE REQUIRED

         Approval of the nominees for election to the Board of Directors will require the affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of common stock represented at the Special Meeting in person or by proxy. The proxies which are executed and returned will be voted (unless otherwise directed) for the election as director the foregoing nominees.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE

         Security Ownership of Directors and Executive Officers

         The following table sets forth the beneficial ownership of our Common Stock as of February 15, 2003, for each director and nominee, the President, the other executive officers, and for all directors and executive officers as a group.

________________________________________________________________________________
                                                               Options Currently
                                 Shares of       Percentage    Exercisable or
Name                             Common Stock    of Class      within 60 days
________________________________________________________________________________

John M. Hickey                      4,740,000        .03%            -0-
1601-1415 West Georgia Street
Vancouver, B.C. V6G 3C8

John R. Rask                          401,200        .00%            -0-
1909 Monroe Ave.
Butte, Montana 59701

Charles Yourshaw                       30,033        .00%            -0-
2520 West Norwegian Street
Pottsville, Pennsylvania 17901

Kelly Bowman, M.D.                         -0-       .00%            -0-
3314 Royal Ascot Run
Gotha, Florida 34734
________________________________________________________________________________

                 Security Ownership of Certain Beneficial Owners

         As of February 15, 2003, our records and other information made available by outside sources indicated no one stockholder of our common stock who beneficially own more than five percent of our outstanding shares of common stock.

                Meetings and Committees of the Board of Directors

         The board of directors currently has no standing Committees. During fiscal year 2002 there were two meetings of the board of directors. All directors attended 75% of the meetings of the board of directors.

                            Compensation of Directors

         To date, no director has received any compensation for his services on the board of directors. We currently have not adopted any type of director compensation plan.

                                  PROPOSAL SIX

          ADOPT THE APEX RESOURCES GROUP, INC., 2003 STOCK OPTION PLAN

         DESCRIPTION OF APEX RESOURCES GROUP, INC., 2003 STOCK OPTION PLAN

         Provided that proposal one of this proxy is approved, we desire to adopt the Apex Resources Group, Inc., 2003 Stock Option Plan (the "Plan") attached hereto as Exhibit B. Under the Plan, our key employees, advisors and consultants (including directors and officers who are employees) may be granted options to purchase shares of our common stock.

         The Plan permits the granting of 1,000,000 post-split shares of common stock at a price equal to one hundred percent (100%) of the fair market value of the common stock on the date that the option is granted provided, however, that the price shall not be less than the par value of the common stock which is subject to the option. Further, no Incentive Stock Option may be granted to an employee owning common stock having more than 10% of the voting power of the Company unless the option price for such employee's option is at least 110% of the fair market value of the common stock subject to the option at the time the option is granted and the option is not exercisable after the expiration of five years from the date of granting. The par value of our common stock is $.001 per share. No option may be granted under the Plan after the tenth anniversary of the adoption of the Plan. Unless otherwise specified by the board of directors, options granted under the Plan are Incentive Stock Options under the provisions and subject to the limitations of Section 422 of the Internal Revenue Code.

         ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the board of directors until such time as a Compensation Committee is appointed. Subject to the provisions of the Plan, the board of directors will determine the employees who will receive options under the Plan, the number of shares subject to each option and the terms of those options, and shall interpret the Plan and makes such rules of procedure as the board of directors may deem proper.

         Upon the granting of any option, the optionee must enter into a written agreement with us setting forth the terms upon which the option may be exercised. Such an agreement will set forth the length of the term of the option and the timing of its exercise as determined by our board of directors. The Compensation Committee, or if there is none, our board of directors, in its sole discretion will determine the vesting schedule and exercise dates of any equity security granted under the Plan at the time each grant is made. No equity security granted under the plan shall be exercisable within six months of the date of grant without approval of our the Compensation Committee or our board of directors. In no event shall the length of an option extend beyond ten years from the date of its grant. An optionee may exercise an option by delivering payment to us in cash.

         Under the Plan, if the employment of any person to whom an option has been granted is terminated for any reason other than the death or disability of the optionee, the option shall automatically terminate. If the termination is by reason of retirement, the optionee may exercise such portion of the option as has vested, within three months of termination or within the remaining term of the option, whichever is shorter. If the optionee dies while employed by us or our subsidiaries, or during a period after termination of employment in which the optionee could exercise an option, the optionee's beneficiary may exercise the option within one year of the date of the optionee's death but in no event may the option be exercised later than the date on which the option would have expired if the optionee had lived. If the termination is by reason of disability, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment but in no event may the option be exercised later than the date on which the option would have expired had the optionee not become disabled.

         FEDERAL INCOME TAX CONSEQUENCES

         With respect to the tax effects of non-qualified stock options, since the options granted under the Plan do not have a "readily ascertainable fair market value" within the meaning of the Federal income tax laws, an optionee of an option will realize no taxable income at the time the option is granted. When a non-qualified stock option is exercised, the optionee will generally be deemed to have received compensation, taxable at ordinary income tax rates, in an amount equal to the excess of the fair market value of the shares of common stock of the Company on the date of exercise of the option over the option price. The Company will withhold income and employment taxes in connection with the optionee's recognition of ordinary income as a result of the exercise by an optionee of a non-qualified stock option. The Company generally can claim an ordinary deduction in the fiscal year of the Company which includes the last day of the taxable year of the optionee which includes the exercise date or the date on which the optionee recognizes income. The amount of such deduction will be equal to the ordinary income recognized by the optionee. When stock acquired through the exercise of a non-qualified stock option is sold, the difference between the optionee's basis in the shares and the sale price will be taxed to the optionee as a capital gain (or loss).

         With respect to the tax effects of Incentive Stock Options, the optionee does not recognize any taxable income when the option is granted or exercised. If no disposition of shares issued to an optionee pursuant to the exercise of an Incentive Stock Option is made by the optionee within two years after the date the option was granted or within one year after the shares were transferred to the optionee, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an Incentive Stock Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

         If shares of common stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of the two year and one year holding periods described above (a "Disqualifying Disposition") generally
(a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon the sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount, subject to applicable withholding requirements. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A Disqualifying Disposition will eliminate the item of tax preference associated with the exercise of the Incentive Stock Option.

         CHANGES IN PLAN

         The Plan may be terminated, suspended, or modified at any time by the board of directors, but no amendment increasing the maximum number of shares for which option may be granted (except to reflect a stock split, stock dividend or other distribution), reducing the option price of outstanding options, extending the period during which options may be granted, otherwise materially increasing the benefits accruing to optionees or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of the shareholders of the Company. No termination, suspension or modification of the Plan shall adversely affect any right previously acquired by the optionee or other beneficiary under the Plan.

         Options granted under the Plan may not be transferred other than by will or by the laws of descent and distribution and, during the optionee's lifetime may be exercised only by the optionee. All of the Options previously issued under the prior plan remain unchanged and outstanding.

         VOTE REQUIRED

         Approval of the Apex Resources Group, Inc., 2003 Stock Option Plan requires the affirmative vote of a majority of the shares of common stock of our Company voting in person or by proxy on the amendment. If the proposal is not approved by shareholders, it will not become effective.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL FIVE ADOPTING THE APEX RESOURCES GROUP, INC., 2003 STOCK OPTION PLAN


                                 PROPOSAL SEVEN:

                        APPROVAL OF INDEPENDENT AUDITORS

         The firm of Andersen Andersen & Strong, L.C., served as our auditors for the fiscal year ended June 30, 2002. Our board of directors has selected the firm of Andersen Andersen & Strong, L.C., to continue in that capacity for 2003 and is submitting this matter to shareholders for their ratification.

         In the event of a negative vote, a selection of other auditors will be made by our board of directors. A representative of Andersen Andersen & Strong, L.C., is not expected to be present at the Special Meeting. In the event a representative is present he or she will be given an opportunity to make a statement if he or she desires and if present, he or she is expected to be available to respond to appropriate questions. Notwithstanding approval by the shareholders, our board or directors reserves the right to replace the auditors at any time.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL FOUR, RATIFYING THE APPOINTMENT OF ANDERSEN ANDERSEN & STRONG, L.C., AS INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 2003.


                                 PROPOSAL EIGHT:

               TO RATIFY THE ACTIONS OF OUR OFFICERS AND DIRECTORS

         We recommend that shareholders ratify the actions of our officers and directors for the last fiscal year and for the time period from the fiscal year end through the date of the special shareholder meeting.


         OTHER MATTERS

         We know of no other matters that are to be presented for action at the special meeting of stockholders other than those set forth above. If any other matters properly come before the special meeting of stockholders, the persons named in the enclosed proxy form will vote the shares represented by proxies in accordance with their best judgment on such matters.


         WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

         We file annual and quarterly reports with the Securities and Exchange Commission. Stockholders may obtain,without charge, a copy of the most recent Form 10-KSB (without exhibits) by requesting a copy in writing or by telephone from us at the following address:

                           Ambra Resources Group, Inc.
                        136 East South Temple, Suite 1600
                           Salt Lake City, Utah 84111
                                 (801) 363-2599
                          Attention: Investor Relations

         The exhibits to the Form 10-KSB are available upon payment of charges that approximate reproduction costs. If you would like to request documents, please do so by March 14, 2003, to receive them before the special meeting of stockholders.

                                           By order of the board of directors,


                                           JOHN M. HICKEY
                                           President
March 3, 2003


STOCKHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.


                Index of Exhibits Attached to the Proxy Statement


EXHIBIT A       Apex Resources Group, Inc., 2003 Stock Option Plan

                           AMBRA RESOURCES GROUP, INC.

                                      PROXY

         The undersigned appoints John M. Hickey with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock ("Common Stock"), of Ambra Resources Group, Inc., ("Ambra") which the undersigned is entitled to vote at the special meeting of stockholders to be held at the Little America Hotel, 500 South Main Street, Salt Lake City, Utah 84101, on March 25, 2003, at 10:00 a.m., local time, and at any adjournments or postponements thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of, and joint proxy statement and prospectus relating to, the meeting (receipt whereof is hereby acknowledged).

THE BOARD OF DIRECTORS OF BOOK CORPORATION OF AMERICA RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

IF A PROXY IS SIGNED AND DATED BUT NOT MARKED, YOU WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.



1. Approval of the proposed amendment to our Articles of Incorporation to change the name of the corporation to Apex Resources Group, Inc., or such name as may be available:

         |_| FOR                    |_| AGAINST               |_| ABSTAIN

2. Approval of the proposed amendment to the Articles of Incorporation to effect a reverse split our outstanding common stock at an exchange ratio of one-for -twenty:

         |_| FOR                    |_| AGAINST               |_| ABSTAIN

3. Approval of a resolution of the board of directors that the provisions of Section 16-10a-1704 of the Utah Revised Business Corporations Act shall not apply to the Company, and that in lieu of Section 16-10a-1704, the Company adopt Section 16-10a-704, which permits corporations to take action by the written consent of fewer than all of the shareholders entitled to vote:

         |_| FOR                    |_| AGAINST               |_| ABSTAIN

4. Approval of a resolution of the board of directors that the provisions of the Control Shares Acquisition Act, found at Section 61, Chapter 6 of the Utah Code Annotated shall not apply to the Company:

         |_| FOR                    |_| AGAINST               |_| ABSTAIN

5. To elect the following directors to our Board of Directors to serve for a period of one year and until their successors shall be elected and qualified:

         John M. Hickey             |_| FOR                   |_| ABSTAIN

         John Ray Rask              |_| FOR                   |_| ABSTAIN
         Charles Yourshaw           |_| FOR                   |_| ABSTAIN
         Dr. Kelly Bowman           |_| FOR                   |_| ABSTAIN

6 To adopt the Apex Resources Group, Inc., 2003 Stock Option Plan for purposes of Sections 162(m) and 422 of the Internal Revenue Code:

         |_| FOR                    |_| AGAINST               |_| ABSTAIN

7. To ratify the selection of Andersen Andersen & Strong, L.C., as independent auditors of the Company for the 2003 fiscal year:

         |_| FOR                    |_| AGAINST               |_| ABSTAIN

8. That the actions of our officers and directors for the last fiscal year, and for the period from the fiscal year end through the date of this special shareholder meeting, be and are hereby ratified:

         |_| FOR                    |_| AGAINST               |_| ABSTAIN

9. To transact any other business as may properly come before the meeting or at any adjournment thereof:

         |_| FOR                    |_| AGAINST                |_| ABSTAIN

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If you do not sign and return this proxy card or attend the meeting and vote by ballot, your shares cannot be voted. If you wish to vote in accordance with the board of directors' recommendations, just sign where indicated. You need not mark any boxes.

         Please sign your name below exactly as it appears hereon. When shares of Common Stock are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as its authorized officer. If a partnership, please sign in partnership name as its authorized person.

Dated: March      , 2003
             -----



-------------------------------            ----------------------------------
Signature (Title, if any)                  Signature if held jointly


PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                                                       EXHIBIT A

                           APEX RESOURCES GROUP, INC.
                             2003 STOCK OPTION PLAN


Section 1.        Purpose; Definitions.

         1.1 Purpose. The purpose of the Apex Resources Group, Inc. (the "Company") 2003 Stock Option Plan (the "Plan") is to enable the Company to offer to its key employees, officers, directors, consultants, advisors and sales representatives whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

         1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

                  (d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

                  (e) "Common Stock" means the Common Stock of the Company, par value $.001 per share.

                  (f) "Company" means Apex Resources Group, Inc., a corporation organized under the laws of the State of Utah.

                  (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 9, below, at the end of a specified deferral period.

                  (h) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

                  (i) "Effective Date" means the date set forth in Section 13.1, below.

                  (j) "Employee" means any employee, director, general partner, trustee (where the registrant is a business trust), officer or consultant or advisor.

                  (k) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

                  (l) "Holder" means a person who has received an award under the Plan.

                  (m) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

                  (n) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

                  (o) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

                  (p) "Other Stock-Based Award" means an award under Section 10, below, that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

                  (q) "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

                  (r) "Plan" means Apex Resources Group, Inc., 2003 Stock Option Plan, as hereinafter amended from time to time.

                  (s) "Restricted Stock"means Stock, received under an award made pursuant to Section 8, below, that is subject to restrictions under said Section 8.

                  (t) "SAR Value" means the excess of the Fair Market Value (on the exercise date) of the number of shares for which the Stock Appreciation Right is exercised over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option and purchase the relevant shares.

                  (u) "Stock" means the Common Stock of the Company.

                  (v) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the exercise price of the Stock Option.

                  (w) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

                  (x) "Stock Reload Option" means any option granted under
         Section 6.3, below, as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

                  (y) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

Section 2. Administration.

         2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such terms as the Board may in each case determine, and shall be subject to removal at any time by the Board.

         2.2 Powers of Committee. The Committee shall have full authority, subject to Section 4, below, to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

                  (a) to select the officers, key employees, directors, consultants, advisors and sales representatives of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

                  (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

                  (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

                  (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

                  (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Stock;

                  (f) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

                  (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and
         (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

         2.3      Interpretation of Plan.

                  (a) Committee Authority. Subject to Section 4 and 12, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), to otherwise supervise the administration of the Plan. Subject to
         Section 12, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

                  (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3. Stock Subject to Plan.

         3.1 Number of Shares. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be one million (1,000,000) shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

         3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, in the number of shares and Stock Appreciation Right price relating to Stock Appreciation Rights, and in the number of shares and Stock Appreciation Right price relating to Stock Appreciation Rights, and in the number of shares subject to, and in the related terms of, other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock, Reload Stock Options and Other Stock-Based Awards) granted under the Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of rights, provided that the number of shares subject to any award shall always be a whole number.

Section 4. Eligibility.

         Awards may be made or granted to key employees, officers, directors, consultants, advisors and sales representatives who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

Section 5. Required Six-Month Holding Period.

         Any equity security issued under this Plan may not be sold prior to six months from the date of the grant of the related award without the approval of the Company.

Section 6. Stock Options.

         6.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non- Qualified Stock Options, or both types of Stock Options and which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option. An Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant or five years in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

         6.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

                  (a) Exercise Price. The exercise price per share of Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value of the Stock. The exercise price per share of Stock purchasable under any options granted that are not Incentive Stock Option, shall be determined by the Committee at the time of grant.

                  (b) Option Term. Subject to the limitations in Section 6.1, above, the term of each Stock Option shall be fixed by the Committee.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 11, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

                  (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the day prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provision of Section 9 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

                  (e) Transferability. Unless otherwise determined by the Committee, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder.

                  (f) Termination by Reason of Death. If a Holders' employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, which ever period is the shorter.

                  (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (h) Other Termination. Subject to the provisions of Section 14.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

                  (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options become exercisable by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

                  (j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

                  (k) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by and shall be subject to the terms of, the Agreement executed by the Company and the Holder.

         6.3 Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Nonqualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Reload Option is related.

Section 7. Stock Appreciation Rights.

         7.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Options under the Plan as a means of allowing such participants to exercise their Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

         7.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

                  (a) Exercisability. Stock Appreciation Rights shall be exercisable as determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

                  (b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

                  (c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of Option Shares equal to the SAR Value divided by the exercise price of the Option.

                  (d) Shares Affected Upon Plan. The granting of a Stock Appreciation Rights shall not affect the number of shares of Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation right relates.

Section 8. Restricted Stock.

         8.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

         8.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

                  (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vest requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                  (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 11, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 9. Deferred Stock.

         9.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

         9.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 9.2 (d) below, where applicable), shares certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

                  (b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Stock. The shares of Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Stock to the Holder.

                  (c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

                  (d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock awards (or such installment).

Section 10. Other Stock-Based Awards.

         10.1 Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable, in value in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.

         10.2 Eligibility for Other Stock-Based Awards. The Committee shall determine the eligible persons to whom and the time or times at which grants of such other stock-based awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.

         10.3 Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee and to Section 11, below.

Section 11. Accelerated Vesting and Exercisability.

         If (i) any person or entity other than the Company and/or any stockholders of the Company as of the Effective Date acquire securities of the Company (in one or more transactions) having 25% or more of the total voting power of all the Company's securities then outstanding and (ii) the Board of Directors of the Company does not authorize or otherwise approve such acquisition, then, the vesting periods of any and all Options and other awards granted and outstanding under the Plan shall be accelerated and all such Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Stock subject to such Options and awards on the terms set forth in this Plan and the respective agreements respecting such Options and awards.

Section 12. Amendment and Termination.

         Subject to Section 4 hereof, the Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.

Section 13. Term of Plan.

         13.1 Effective Date. The Plan shall be effective as of March __, 2003. ("Effective Date").

         13.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten-year period following the Effective Date.

Section 14. General Provisions.

         14.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

         14.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

         14.3     Employees.

                  (a) Engaging in Competition With the Company. In the event a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within one year after the date thereof such Holder accepts employment with any competitor of, or otherwise engages in competition with, the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

                  (b) Termination for Cause. The Committee may, in the event a Holder's employment with the company or a Subsidiary is terminated for cause, annul any award granted under this Plan to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

                  (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

         14.4 Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

         14.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

         14.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or made arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

         14.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Utah (without regard to choice of law provisions).

         14.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

         14.9 Non-Transferability. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

         14.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

         14.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement (with respect to Incentive Stock Options) conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said
Section 422 of the Code. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provision of any Agreement conflict with any terms or provision of the Plan, then such terms or provision shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

         14.12 Non-Registered Stock. The shares of Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange.